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                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of WHIRLPOOL CORPORATION, a Delaware corporation (the "Company") does hereby constitute and appoint DAVID R. WHITWAM, RALPH F. HAKE, and DANIEL F. HOPP, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file, or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company, and the Whirlpool Corporation Nonemployee Director Stock Ownership Plan (the "Plan"), to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, in connection with the registration under said Securities Act of an additional 100,000 shares of common stock of the Company (for a total of 300,000 shares of common stock registered under the Plan) which may be offered or delivered to participants in the Plan, including specifically, but without limitation of the general authority hereby granted, the power of authority to sign his or her name as director or officer, or both, of the Company, as indicated below opposite his or her signature:

     (i) to the registration statements, or any amendments, post-effective amendments, deregistrations or papers supplemental thereto, to be filed in respect of said shares of common stock of the Company, and to the prospectuses or any amendments, supplements or revisions thereof, to be filed with said registration statements or with any amendments or post-effective amendments to said registration statements;

     (ii) to any amendments or post-effective amendments or deregistrations as shall be necessary or appropriate to any registration statements heretofore filed under said Securities Act with respect to shares of common stock of the Company; and

     (iii) to said prospectuses or any amendments, supplements, or revisions thereof to be filed with any registration statements (or with any amendments or post-effective amendments thereto) heretofore filed under said Securities Act with respect to shares of common stock of the Company; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 16th day of February, 1999.

          Name             Title


/s/ David R. Whitwam                  Director, Chairman of the Board and
---------------------------------
David R. Whitwam                      Chief Executive Officer
                                      (Principal Executive Officer)
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         Name             Title


/s/ Ralph F. Hake                       Senior Executive Vice President and
---------------------------------
Ralph F. Hake                           Chief Financial Officer
                                        (Principal Financial Officer)

/s/ Mark E. Brown                       Vice President and Controller
---------------------------------
Mark E. Brown                           (Principal Accounting Officer)


/s/ Robert A. Burnett                   Director
---------------------------------
Robert A. Burnett


/s/ Herman Cain                         Director
---------------------------------
Herman Cain


/s/ Gary T. DiCamillo                   Director
---------------------------------
Gary T. DiCamillo


                                        Director
---------------------------------
H. Miguel Etchenique


/s/ Allan D. Gilmour                    Director
---------------------------------
Allan D. Gilmour


/s/ Kathleen J. Hempel                  Director
---------------------------------
Kathleen J. Hempel


/s/ Arnold G. Langbo                    Director
---------------------------------
Arnold G. Langbo


/s/ Miles L. Marsh                      Director
---------------------------------
Miles L. Marsh


/s/ Philip L. Smith                     Director
---------------------------------
Philip L. Smith


/s/ Paul G. Stern                       Director
---------------------------------
Paul G. Stern


/s/ Janice D. Stoney                    Director
---------------------------------
Janice D. Stoney